UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
February 1, 2011 (February 1, 2011)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Date of 2011 Annual Meeting of Stockholders

As previously announced, on January 19, 2011 Magnum Hunter Resources Corporation (“Magnum Hunter” or the “Company”) entered into an Arrangement Agreement, by and among the Company, MHR ExchangeCo Corporation, a newly-formed corporation existing under the laws of the Province of Alberta and an indirect wholly owned subsidiary of the Company (“ExchangeCo”), and NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta (“NuLoch”) pursuant to which the Company through ExchangeCo will acquire all of the issued and outstanding equity of NuLoch.  The closing of the proposed transaction is subject to various conditions, including, among others, the approval of the Company’s stockholders with respect to the issuance of shares of the Company’s common stock (including the issuance of shares of the Company’s common stock upon exchange of exchangeable shares of ExchangeCo) as consideration in the proposed transaction.

As the timing of the special meeting of the Company’s stockholders to approve such issuance (the “Special Meeting”) is expected to be near the time the Company would like to hold its 2011 annual meeting of stockholders (the “Annual Meeting”), the Company has determined to combine the Special Meeting and the Annual Meeting (together, the “Meeting”).  The Company expects the Meeting to be held on or about April 28, 2011.

Since the date of the proposed Annual Meeting is more than 30 days from the anniversary date of the 2010 Annual Meeting of Stockholders of the Company, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change and setting a new deadline for the receipt of stockholder proposals.

Rule 14a-8 Stockholder Proposal Deadline

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, the written proposal must be received by the Company’s secretary at the address set forth below no later than February 15, 2011, which the Company believes is a reasonable time before it will begin to print and send its proxy materials. Any such proposal must comply with Rule 14a-8 under the Exchange Act.

Bylaws Deadline

In accordance with the requirements in the Company’s bylaws, for director nominations or other business to be brought before the Annual Meeting, other than Rule 14a-8 stockholder proposals described above, written notice, which notice must include the information required by the Company’s bylaws, must be received by the Company’s secretary at the address set forth below no earlier than February 28, 2011 and no later than March 28, 2011, in accordance with the provisions of the Company’s bylaws.

The address of the Company’s Corporate Secretary is: Magnum Hunter Resources Corporation, Attn: Corporate Secretary, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties.  Forward-looking statements are based on information available to management at the time, and such forward-looking statements involve judgments.  Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; the benefits of such transaction and its impact on the Company’s business; and any statements of assumptions underlying any of the foregoing.  In addition, if and when the proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and NuLoch.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions.  These forward-looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to various risks, uncertainties and other factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond management’s control, that could cause actual results to differ materially from estimated results expressed in or implied by these forward-looking statements.  Such risks and uncertainties include, but are not limited to, the risk to both companies that the proposed transaction will not be consummated; failure to satisfy any of the conditions to the proposed transaction, such as the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s shareholders and the Court of Queen’s Bench of Alberta with respect to the proposed transaction; adverse effects on the market prices of the companies’ common stock and on operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; negative effects of announcement or consummation of the proposed transaction on the market price of the companies’ common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors, all of which are described more fully in the Company’s filings with the SEC.  Forward-looking statements made in this Current Report on Form 8-K, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect the Company or anticipated results.  All forward-looking statements are qualified in their entirety by this cautionary statement.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this Current Report on Form 8-K may not occur.  The Company has no duty or obligation to, and does not intend to, update or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except as may be required by law.  Readers are cautioned not to place undue reliance on forward-looking statements.

Additional Information About the Proposed NuLoch Transaction

In connection with the proposed NuLoch transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the Securities and Exchange Commission (“SEC”).  The information contained in the preliminary filing will not be complete and may be changed.  STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the Magnum Hunter shares as consideration for the proposed transaction, including the Magnum Hunter shares issuable upon exchange of certain exchangeable shares that may be issued in connection with the transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations.  In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The Magnum Hunter shares and the exchangeable shares to be issued in the proposed transaction in exchange for NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act.  The arrangement agreement for the transaction contemplates that the issuance of the Magnum Hunter shares upon exchange of the exchangeable shares will be registered under the Securities Act.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: February 1, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer